                                                                   EXHIBIT 10.13

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, The Riverstone Group, LLC, a Virginia limited liability company (the "Investor"), hereby subscribes for 12 million shares (the "Securities") of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company"), at a purchase price of $1.00 per share for a total purchase price of $12,000,000 (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver by wire transfer in immediately available funds the Total Purchase Price.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Status. The Investor is duly organized, validly existing and in good standing in the State of Virginia, with full power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         2.2 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.3 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.4 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.5 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.6 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the

Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction, (d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.7 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.8 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

             4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

             4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

             4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

             4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

             4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

             4.2.2. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                         ARTICLE V: MANDATORY REDEMPTION

         5.1 Redemption of the Securities. The Company agrees that upon receipt at any time within one (1) year after the date of the Closing of written notice from the Investor, the Company will repurchase the Securities from the Investor for an aggregate purchase price of $10,000.

                            ARTICLE VI: MISCELLANEOUS

         6.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         6.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         6.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.


                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.


Executed at Richmond, Virginia this 28th day of March, 2001.
                CITY     STATE

                       THE RIVERSTONE GROUP, LLC

                       By:  /s/ BEVERLEY W. ARMSTRONG
                            ----------------------------------------------------
                       Name: Beverley W. Armstrong
                            ----------------------------------------------------
                       Title: Manager
                             ---------------------------------------------------

                       Federal Tax ID Number: 54-1899330
                                             -----------------------------------
                       Address: 901 East Cary Street, Suite 1500
                                Richmond, VA 23219
                               -------------------------------------------------

                       Telephone: 804-643-4200
                                 -----------------------------------------------
                       Facsimile: 804-643-4208
                                 -----------------------------------------------



                       ACCEPTED THIS ___ DAY OF ______, 2001

                       IXL ENTERPRISES, INC.

                       By: /s/ U. BERTRAM ELLIS, JR.
                          ------------------------------------------------------
                       Name:
                            ----------------------------------------------------
                       Title:
                             ---------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                           IXL ENTERPRISES, INC.

                           By: /s/ U. Bertram Ellis, Jr.
                                ------------------------------------------------
                           Name:
                                ------------------------------------------------
                           Title:
                                 -----------------------------------------------


                           "STOCKHOLDER":

                           THE RIVERSTONE GROUP, LLC

                           By:  /s/ Beverley W. Armstrong
                                ------------------------------------------------
                           Name: Beverley W. Armstrong
                                ------------------------------------------------
                           Title: Manager
                                 -----------------------------------------------

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

             4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

             4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

             4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

             4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

             4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

             4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

             4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                         ARTICLE V: MANDATORY REDEMPTION

         5.1 Redemption of the Securities. The Company agrees that upon receipt at any time within one (1) year after the date of the Closing of written notice from the Investor, the Company will repurchase the Securities from the Investor for an aggregate purchase price of $10,000.

                            ARTICLE VI: MISCELLANEOUS

         6.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         6.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         6.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.


                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at Chicago, Illinois this 30th day of March, 2001.
               CITY     STATE

                          THE INVESTOR:

                          Daniel L. Simon
                          ------------------------------------------------------
                          Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                          By: /s/ Daniel L. Simon
                             ---------------------------------------------------
                          Sign here

                          Its:
                              --------------------------------------------------
                          If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                          Number of Shares of Common Stock
                               Subscribed For:   1,000,000
                                                 -------------------------------

                          Total Purchase Price:  $ 1,000,000
                                                  ------------------------------

                          Taxpayer I.D. Number or
                               Social Security Number:
                                                       -------------------------

                          Print or type address, telephone number and fax number preferred for shareholder communications:

                          Address: 30 Wacker Dr. #2406
                                   Chicago, IL 60606
                                  ----------------------------------------------

                          Telephone: (312) 715-1817
                                    --------------------------------------------
                          Fax: (312) 715-1866
                              --------------------------------------------------

                          Accepted this 30th day of March, 2001

                          IXL ENTERPRISES, INC.

                          By: /s/ Theodore W. Browne
                             ---------------------------------------------------
                          Name: Theodore W. Browne
                               -------------------------------------------------
                          Title: Executive Vice President
                                ------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").

                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.


                            IXL ENTERPRISES, INC.

                            By:  /s/ Theodore W. Browne
                                 -----------------------------------------------
                            Name: Theodore W. Browne
                                 -----------------------------------------------
                            Title: Executive Vice President
                                  ----------------------------------------------


                            "STOCKHOLDER":

                            Daniel L. Simon
                            ----------------------------------------------------
                            Please print or type name

                            /s/ Daniel L. Simon
                            ----------------------------------------------------
                            Sign here

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

             4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

             4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

             4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

             4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

             4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

             4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

             4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.


                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this ___ day of __________, 2001.
            --------  --------
             CITY      STATE

                          THE INVESTOR:

                          James J. Connors II
                          ------------------------------------------------------
                          Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                          By: /s/ James J. Connors II
                             ---------------------------------------------------
                          Sign here

                          Its:
                              --------------------------------------------------
                          If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                          Number of Shares of Common Stock
                               Subscribed For:          50,000
                                                  ------------------------------

                          Total Purchase Price:   $     50,000
                                                  ------------------------------

                          Taxpayer I.D. Number or
                               Social Security Number:
                                                      --------------------------

                          Print or type address, telephone number and fax number preferred for shareholder communications:

                          Address:  c/o Kelso & Company
                                    320 Park Avenue, 24th Floor
                                    New York, New York 10022
                                  ----------------------------------------------

                          Telephone:    (212) 751-3939
                                    --------------------------------------------
                          Fax:          (212) 223-2379
                              --------------------------------------------------


                          Accepted this ___ day of ______, 2001

                          IXL ENTERPRISES, INC.

                          By:    /s/ Theodore W. Browne
                             ---------------------------------------------------
                          Name:    Theodore W. Browne
                               -------------------------------------------------
                          Title:   Executive Vice President
                                ------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                          IXL ENTERPRISES, INC.

                          By:      /s/ Theodore W. Browne
                               -------------------------------------------------
                          Name:         Theodore W. Browne
                               -------------------------------------------------
                          Title:        Executive Vice President
                                ------------------------------------------------


                          "STOCKHOLDER":

                              James J. Connors II
                          ------------------------------------------------------
                          Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                          By: /s/ James J. Connors II
                             ---------------------------------------------------
                          Sign here

                          Its:
                              --------------------------------------------------
                          If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this ______ day of __________, 2001.
            --------  --------
              CITY      STATE

                           THE INVESTOR:

                           David I. Wahrhaftig
                           ----------------------------------------------------
                           Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                           By: /s/ David I. Wahrhaftig
                              -------------------------------------------------
                           Sign here

                           Its:
                               ------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                           Number of Shares of Common Stock
                               Subscribed For: 25,000
                                              ---------------------------------

                           Total Purchase Price: $25,000
                                                 ------------------------------

                           Taxpayer I.D. Number or
                              Social Security Number:
                                                     --------------------------

                           Print or type address, telephone number and fax number preferred for shareholder communications:

                           Address: c/o Kelso & Company
                                   --------------------------------------------
                                    320 Park Avenue, 24th floor
                           ----------------------------------------------------
                                    New York, New York 10022
                           ----------------------------------------------------

                           Telephone: (212) 751-3939
                                     ------------------------------------------
                           Fax:       (212) 223-2379
                               ------------------------------------------------


                           Accepted this     day of       , 2001
                                         ---        ------

                           IXL ENTERPRISES, INC.

                           By: /s/ Theodore W. Browne
                              -------------------------------------------------
                           Name:   Theodore W. Browne
                                -----------------------------------------------
                           Title:  Executive Vice President
                                 ----------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                           IXL ENTERPRISES, INC.

                           By: /s/ Theodore W. Browne
                              -------------------------------------------------
                           Name:   Theodore W. Browne
                                -----------------------------------------------
                           Title:  Executive Vice President
                                 ----------------------------------------------


                           "STOCKHOLDER":

                           David I. Wahrhaftig
                           ----------------------------------------------------
                           Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                           By: /s/ David I. Wahrhaftig
                              -------------------------------------------------
                           Sign here

                           Its:
                               ------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at   New York  ,   New York   this ____ day of __________, 2001.
            ------------  ------------
                CITY         STATE

                           THE INVESTOR:


                           Philip E. Berney
                           ----------------------------------------------------
                           Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                           By: /s/ Philip E. Berney
                              -------------------------------------------------
                           Sign here

                           Its:
                               ------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                           Number of Shares of Common Stock
                               Subscribed For:       25,000
                                               --------------------------------

                           Total Purchase Price: $   25,000
                                                 ------------------------------

                           Taxpayer I.D. Number or
                               Social Security Number:
                                                      -------------------------

                           Print or type address, telephone number and fax number preferred for shareholder communications:

                           Address:  c/o Kelso & Company
                                   --------------------------------------------
                           320 Park Avenue, 24th Floor
                           ----------------------------------------------------
                           New York, New York 10022
                           ----------------------------------------------------

                           Telephone: 212-751-3939
                                     ------------------------------------------
                           Fax:       212-223-2379
                               ------------------------------------------------


                           Accepted this     day of       , 2001
                                         ---        ------
                           IXL ENTERPRISES, INC.

                           By:      /s/ Theodore W. Browne
                              -------------------------------------------------
                           Name:    Theodore W. Browne
                                -----------------------------------------------
                           Title:   Executive Vice President
                                 ----------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                           IXL ENTERPRISES, INC.

                           By: /s/ Theodore W. Browne
                              -------------------------------------------------
                           Name: Theodore W. Browne
                                -----------------------------------------------
                           Title: Executive Vice President
                                 ----------------------------------------------


                           "STOCKHOLDER":

                           Philip E. Berney
                           ----------------------------------------------------
                           Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                           By: /s/ Philip E. Berney
                              -------------------------------------------------
                           Sign here

                           Its:
                               ------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this     day of           , 2001.
            --------  --------      ---        ----------
              CITY      STATE

                           THE INVESTOR:

                           Frank J. Loverro
                           ----------------------------------------------------
                           Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                           By:  /s/ Frank J. Loverro
                               ------------------------------------------------
                           Sign here

                           Its:
                               ------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                           Number of Shares of Common Stock
                               Subscribed For: 25,000
                                               --------------------------------

                           Total Purchase Price: $25,000
                                                 ------------------------------

                           Taxpayer I.D. Number or
                               Social Security Number:
                                                      -------------------------

                           Print or type address, telephone number and fax number preferred for shareholder communications:

                           Address: c/o Kelso & Company
                                   --------------------------------------------
                           320 Park Avenue, 24th Floor
                           -----------------------------------------------------
                           New York, New York 10022
                           -----------------------------------------------------

                           Telephone: 212-751-3939
                                     ------------------------------------------
                           Fax: 212-223-2379
                                -----------------------------------------------


                           Accepted this     day of       , 2001
                                         ---        ------

                           IXL ENTERPRISES, INC.

                           By: /s/ Theodore W. Browne
                              -------------------------------------------------
                           Name: Theodore W. Browne
                                -----------------------------------------------
                           Title: Executive Vice President
                                 ----------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT


         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                           IXL ENTERPRISES, INC.

                           By: /s/ Theodore W. Browne
                               ------------------------------------------------
                           Name: Theodore W. Browne
                                -----------------------------------------------
                           Title: Executive Vice President
                                 ----------------------------------------------


                           "STOCKHOLDER":

                           Frank J. Loverro
                           ----------------------------------------------------
                           Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                           By: /s/ Frank J. Loverro
                               ------------------------------------------------
                           Sign here

                           Its:
                               ------------------------------------------------

                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01

iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this ___ day of __________, 2001.
            --------  --------
              CITY     STATE

                       THE INVESTOR:

                       Barbara F. Alechman
                       ---------------------------------------------------------
                       Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                       By: /s/ Barbara F. Alechman
                          ------------------------------------------------------
                       Sign here

                       Its:
                           -----------------------------------------------------
                       If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                       Number of Shares of Common Stock
                               Subscribed For: 20,000
                                              ----------------------------------

                       Total Purchase Price: $20,000
                                              ----------------------------------

                       Taxpayer I.D. Number or
                               Social Security Number:
                                                      --------------------------

                       Print or type address, telephone number and fax number preferred for shareholder communications:

                       Address: c/o Kelso J. Company
                               -------------------------------------------------
                                320 Park Avenue, 24th Floor
                       ---------------------------------------------------------
                                New York, New York 10022
                       ---------------------------------------------------------
                       Telephone: (212) 751-3939
                                 -----------------------------------------------
                       Fax: (212) 223-2379
                           -----------------------------------------------------


                       Accepted this ___ day of ______, 2001

                       IXL ENTERPRISES, INC.

                       By: /s/ Theodore W. Browne
                          ------------------------------------------------------
                       Name: Theodore W. Browne
                            ----------------------------------------------------
                       Title: Executive Vice President
                             ---------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").

                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                       IXL ENTERPRISES, INC.

                       By: /s/ Theodore W. Browne
                          ------------------------------------------------------
                       Name: Theodore W. Browne
                            ----------------------------------------------------
                       Title: Executive Vice President
                             ---------------------------------------------------


                       "STOCKHOLDER":

                       Barbara F. Alechman
                       ---------------------------------------------------------
                       Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                       By: /s/ Barbara F. Alechman
                          ------------------------------------------------------
                       Sign here

                       Its:
                           -----------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01

iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this ___ day of __________, 2001.
            --------  --------
              CITY     STATE

                       THE INVESTOR:

                       Frank K. Bynum, Jr.
                       ---------------------------------------------------------
                       Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                       By: /s/ Frank K. Bynum, Jr.
                          ------------------------------------------------------
                       Sign here

                       Its:
                           -----------------------------------------------------
                       If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                       Number of Shares of Common Stock
                               Subscribed For: 275,000
                                              ----------------------------------

                       Total Purchase Price: $275,000
                                              ----------------------------------

                       Taxpayer I.D. Number or
                               Social Security Number:
                                                      --------------------------

                       Print or type address, telephone number and fax number preferred for shareholder communications:

                       Address: c/o Kelso & Company
                               -------------------------------------------------
                                320 Park Avenue, 24th Floor
                       ---------------------------------------------------------
                                New York, New York 10022
                       ---------------------------------------------------------
                       Telephone: (212) 751-3939
                                 -----------------------------------------------
                       Fax:       (212) 223-2379
                           -----------------------------------------------------


                       Accepted this ___ day of ______, 2001

                       IXL ENTERPRISES, INC.

                       By: /s/ Theodore W. Browne
                          ------------------------------------------------------
                       Name: Theodore W. Browne
                            ----------------------------------------------------
                       Title: Executive Vice President
                             ---------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").

                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                       IXL ENTERPRISES, INC.

                       By: /s/ Theodore W. Browne
                          ------------------------------------------------------
                       Name: Theodore W. Browne
                            ----------------------------------------------------
                       Title: Executive Vice President
                             ---------------------------------------------------


                       "STOCKHOLDER":

                       Frank K. Bynum, Jr.
                       ---------------------------------------------------------
                       Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                       By: /s/ Frank K. Bynum, Jr.
                          ------------------------------------------------------
                       Sign here

                       Its:
                           -----------------------------------------------------
                           If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01

iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this ____ day of __________,
            --------  --------
             CITY      STATE

2001.
                  THE INVESTOR:

                  Frank T. Nickell
                  -------------------------------------------------------------


                  Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                  By: /s/ Frank T. Nickell
                     ----------------------------------------------------------
                  Sign here

                  Its:
                      ---------------------------------------------------------
                  If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                  Number of Shares of Common Stock
                          Subscribed For:                 1,325,000
                                           ------------------------------------

                  Total Purchase Price:              $    1,325,000
                                                     --------------------------

                  Taxpayer I.D. Number or
                         Social Security Number:
                                                    ---------------------------

                  Print or type address, telephone number and fax number preferred for shareholder communications:

                  Address:  c/o Kelso & Company
                          -----------------------------------------------------
                  320 Park Avenue 24th Floor
                  -------------------------------------------------------------
                  New York, New York 10022
                  -------------------------------------------------------------

                  Telephone:  (212) 751-3939
                            ---------------------------------------------------
                  Fax:  (212) 223-2379
                      ---------------------------------------------------------

                  Accepted this ___ day of ______, 2001

                  IXL ENTERPRISES, INC.

                  By:  /s/ Theodore W. Browne
                     ----------------------------------------------------------
                  Name:    Theodore W. Browne
                       --------------------------------------------------------
                  Title:   Executive Vice President
                        -------------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                 IXL ENTERPRISES, INC.

                 By:  /s/ Theodore W. Browne
                      ---------------------------------------------------------
                 Name:    Theodore W. Browne
                      ---------------------------------------------------------
                 Title:   Executive Vice President
                       --------------------------------------------------------

                 "STOCKHOLDER":
                          Frank T. Nickell
                 --------------------------------------------------------------
                 Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                 By:  /s/ Frank T. Nickell
                    -----------------------------------------------------------
                    Sign here


                 Its:
                     ----------------------------------------------------------
                 If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this ___ day of __________,
            --------  --------
             CITY      STATE

2001.
                  THE INVESTOR:


                  Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                  By:  Thomas R. Wall, IV
                     ----------------------------------------------------------
                  Sign here

                  Its: /s/ Thomas R. Wall, IV
                      ---------------------------------------------------------
                  If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                  Number of Shares of Common Stock
                          Subscribed For:                 730,000
                                           ------------------------------------

                  Total Purchase Price:              $    730,000
                                                     --------------------------

                  Taxpayer I.D. Number or
                         Social Security Number:
                                                    ---------------------------

                  Print or type address, telephone number and fax number preferred for shareholder communications:

                  Address:  c/o Kelso & Company
                          -----------------------------------------------------
                            320 Park Avenue, 24th Floor
                          -----------------------------------------------------
                            New York, NY 10022
                          -----------------------------------------------------

                  Telephone: (212) 751-3939
                            ---------------------------------------------------
                  Fax:       (212) 223-2379
                      ---------------------------------------------------------

                  Accepted this ___ day of ______, 2001

                  IXL ENTERPRISES, INC.

                  By: /s/ Theodore W. Browne
                     ----------------------------------------------------------
                  Name: Theodore W. Browne
                       --------------------------------------------------------
                  Title: Executive Vice President
                        -------------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                 IXL ENTERPRISES, INC.

                 By:  /s/ Theodore W. Browne
                      ---------------------------------------------------------
                 Name:    Theodore W. Browne
                      ---------------------------------------------------------
                 Title:   Executive Vice President
                       --------------------------------------------------------

                 "STOCKHOLDER":
                          Thomas R. Wall, IV
                 --------------------------------------------------------------
                 Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                 By:   /s/ Thomas R. Wall, IV
                    -----------------------------------------------------------
                    Sign here


                 Its:
                     ----------------------------------------------------------
                 If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                             SUBSCRIPTION AGREEMENT

                              IXL ENTERPRISES, INC.
                                  COMMON STOCK
                                 PAR VALUE $.01


iXL Enterprises, Inc.
1600 Peachtree Street, N.W.
Atlanta, GA 30309

Gentlemen:

         By executing this Subscription Agreement, the investor named on the signature page hereto (the "Investor"), hereby subscribes for the number of shares of Common Stock, $.01 par value ("Common Stock"), of iXL Enterprises, Inc. (the "Company") listed on the signature page hereto (the "Securities"), at a purchase price of $1.00 per share for a total purchase price equal to the Total Purchase Price listed on the signature page hereto (the "Total Purchase Price").

                               ARTICLE I: CLOSING

         1.1 The Closing. The closing of the transactions contemplated hereby (the "Closing") shall occur immediately after the satisfaction of the conditions set forth in Section 4.1.3 hereof at the offices of Greenberg Traurig, LLP, The Forum, 3290 Northside Parkway, Suite 400, Atlanta, GA 30327, or at such other time and place as mutually agreed to by the Company and the Investor.

         1.2 Closing Deliveries. At the Closing, the Company shall deliver to the Investor (i) a stock certificate or certificates representing the Securities, (ii) the Agreement to be Bound by that certain Amended and Restated Registration Rights Agreement (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement") dated as of October 28, 1999, among the Company, Kelso Investment Associates V, L.P., Kelso Equity Partners V, L.P., and certain other stockholders of the Company, and (iii) the Audit Opinion (as defined in Section 4.1.3).

         1.3 Payment of the Purchase Price. At the Closing, the Investor shall deliver to the Company (i) by wire transfer in immediately available funds the Total Purchase Price, and (ii) the Agreement to be Bound by the Registration Rights Agreement.

             ARTICLE II: REPRESENTATIONS AND WARRANTIES OF INVESTOR

         The Investor makes representations and warranties in this Subscription Agreement in order to permit the Company to determine the suitability of the Securities as an investment for the Investor and to determine the availability of the exemptions relied upon by the Company from registration under Section 5 of the United States Securities Act of 1933, as amended, and the regulations promulgated thereunder (the "Securities Act").

         2.1 Execution and Delivery. The Investor has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Investor, this Subscription Agreement will be valid, binding and enforceable against the Investor in accordance with its terms.

         2.2 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of Investor.

         2.3 Access to Information. The Investor acknowledges that: (a) the Investor has been provided with information concerning the Company and has had an opportunity to ask questions and to obtain such additional information concerning the Company as the Investor deems necessary in connection with the Investor's acquisition of interests in the Company; (b) information with respect to existing business and historical operating results of the Company and estimates and projections as to future operations involve significant subjective judgment and analysis, which may or may not be correct; (c) the Company cannot, and does not, make any representation or warranty as to the accuracy of the information concerning the past or future results of the Company except as set forth in Article III below. The Investor has sought such accounting, legal and tax advice as the Investor considered necessary to make an informed investment decision. The Investor has relied solely upon independent investigations made by the Investor in making the decision to purchase the Securities subscribed for herein, and acknowledges that no representations or agreements have been made to the Investor with respect thereto except as set forth in Article III below.

         2.4 Investment Intent. The Securities subscribed for herein will be acquired solely by and for the account of the Investor for investment and are not being purchased for resale or distribution. The Investor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the Securities (or any portion thereof or interest therein) for which the Investor hereby subscribes, and the Investor has no present plans or intentions to enter into any such contract, undertaking, agreement or arrangement.

         2.5 Investment Experience. The Investor warrants that the Investor has knowledge and experience in financial, investment and business matters, that the Investor is capable of evaluating the merits and risks of an investment in the Securities, and that Investor is aware of and can afford the risks of making such an investment, including the risk of losing the Investor's entire investment. The financial condition of the Investor is such that the Investor can afford to bear the economic risk of holding the Securities for an indefinite period of time has adequate means for providing for his current needs and contingencies, and can afford to suffer a complete loss of his investment in the Securities. The Investor expressly acknowledges that: (a) the Securities have not been registered under either the Securities Act or applicable state securities law and no federal, state or other governmental agency has passed upon the adequacy or accuracy or the information concerning the Company or made any finding or determination as to the fairness of the investment, or any recommendation or endorsement of the Securities as an investment; (b) the Securities cannot be sold, transferred or otherwise disposed of unless they are registered under the Securities Act or an exemption from registration is then available; (c) except as set forth in the Registration Rights Agreement, the Company has no obligation or intention to register the Securities under any U.S. federal or state securities act or law or the securities act or law of any other jurisdiction,
(d) neither the Company nor any person acting on behalf of the Company has offered to sell the Securities to the Investor by means of any form of general solicitation or advertising, such as media advertising or public seminars, (e) the Company will be relying upon the representations contained in this Article II in selling the Securities to Investor, and (f) the transferability of the Securities will be subject to restrictions imposed by all applicable federal and state security laws and the certificates evidencing such Securities may be imprinted with a legend substantially in the following form:

                  "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such shares are registered under such Act or an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that such registration is not required."

         2.6 Accredited Investor. Investor is an "accredited investor" as defined in Rule 501(a) of Regulation D of the Securities Act.

         2.7 No Violation or Conflict. The execution, delivery and performance of this Subscription Agreement by the Investor will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Investor is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

           ARTICLE III: REPRESENTATIONS AND WARRANTIES OF THE COMPANY

         3.1 SEC Filings. As of their respective filing dates with the Securities and Exchange Commission (the "SEC"), the Company's filings with the
SEC: (a) did not contain any untrue statements of material facts or omit to state material facts required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and (b) complied in all material respects with the applicable requirements of the Securities Act of 1933, and the Securities Exchange Act of 1934, both as amended, and the rules and regulations promulgated thereunder.

         3.2 Corporate Status. The Company is duly incorporated, validly existing and in good standing in the State of Delaware, with full corporate power and authority to enter into this Subscription Agreement and to perform its obligations hereunder.

         3.3 Execution and Delivery. The Company has duly and validly executed and delivered this Subscription Agreement, and, upon the acceptance, execution and delivery of this Subscription Agreement by the Company, this Subscription Agreement will be valid, binding and enforceable against the Company in accordance with its terms.

         3.4 No Violation or Conflict. Except for the receipt of the consent of the Majority Stockholders under the Registration Rights Agreement, the execution, delivery and performance of this Subscription Agreement by the Company will not (i) violate, conflict with, or result in the breach, acceleration, default of termination of, or otherwise give any other contracting party the right to terminate, accelerate, modify or cancel any of the terms, provisions or conditions of any material agreement or instrument to which the Company is a party or by which it or its assets are bound, or (ii) constitute a violation of any applicable law, rule or regulation, or of any judgment, order, injunction, award or decree or any court, administrative agency or other governmental authority applicable to it.

         3.5 Brokerage. No third party shall be entitled to receive any brokerage commissions, finder's fees, fees for financial advisory services or similar compensation in connection with the transactions contemplated by this Agreement based on any arrangement or agreement made by or on behalf of the Company.

                        ARTICLE IV: CONDITIONS TO CLOSING

         4.1 Conditions to the Obligations of the Investor. The purchase by the Investor of the Securities is subject to the following conditions:

                  4.1.1. The representations and warranties of the Company contained herein shall be true and correct in all material respects as of the Closing.

                  4.1.2. The Company shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.1.3. The Company shall have received on or before the Closing a clean audit opinion (the "Audit Opinion") from PricewaterhouseCoopers, LLP for the year ended December 31, 2000.

                  4.1.4. The Company shall have delivered to the Investor at the Closing a stock certificate or certificates representing the Securities.

         4.2 Conditions to the Obligations of the Company. The sale by the Company of the Securities is subject to the following conditions:

                  4.2.1. The representations and warranties of the Investor contained herein shall be true and correct in all material respects as of the Closing.

                  4.2.2. The Investor shall have executed and delivered at the Closing an Agreement to be Bound (in the form of Exhibit A attached hereto) to the Registration Rights Agreement.

                  4.2.3. The Company shall have received from the Investor at the Closing payment of the Total Purchase Price by wire transfer in immediately available funds.

                            ARTICLE V: MISCELLANEOUS

         5.1 Successors and Assigns. Upon acceptance by the Company, the provisions of this Subscription Agreement shall be binding upon the parties hereto and their respective heirs, executors, administrators, personal representatives, successors and assigns.

         5.2 Governing Law. This Subscription Agreement shall be construed in accordance with, and governed in all respects by, the laws of the State of Delaware.

         5.3 Amendment. This Subscription Agreement may be amended only by a written instrument signed by the Company and the Investor.

                         [Signatures on Following Page]

                                SIGNATURE PAGE TO
                           SUBSCRIPTION AGREEMENT FOR
                                 COMMON STOCK OF
                              IXL ENTERPRISES, INC.

Executed at New York, New York this     day of           , 2001.
            --------  --------      ---        ----------
              CITY     STATE

                  THE INVESTOR:

                                       George E. Matelich
                  -------------------------------------------------------------
                  Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                  By:                 /s/  George E. Matelich
                     ----------------------------------------------------------
                  Sign here

                  Its:
                      ---------------------------------------------------------
                  If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity

                  Number of Shares of Common Stock
                          Subscribed For:             400,000
                                           ------------------------------------

                  Total Purchase Price:              $ 400,000
                                                     --------------------------

                  Taxpayer I.D. Number or
                         Social Security Number:
                                                    ---------------------------

                  Print or type address, telephone number and fax number preferred for shareholder communications:

                  Address: c/o Kelso & Company
                          -----------------------------------------------------
                           320 Park Avenue, 24th floor
                  -------------------------------------------------------------
                           New York, New York
                  -------------------------------------------------------------

                  Telephone: (212) 751-3939
                            ---------------------------------------------------
                  Fax:       (212) 223-2379
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                  Accepted this ___ day of ______, 2001

                  IXL ENTERPRISES, INC.

                  By:  /s/ Theodore W. Browne
                     ----------------------------------------------------------
                  Name:    Theodore W. Browne
                       --------------------------------------------------------
                  Title:   Executive Vice President
                        -------------------------------------------------------

                                    EXHIBIT A

                            AGREEMENT TO BE BOUND TO
               AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

         THIS AGREEMENT TO BE BOUND TO AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT, dated as of _______________, 2001 is by and between iXL Enterprises, Inc., a Delaware corporation (the "Company"), and the stockholder listed on the signature page hereto (the "Stockholder").


                                    RECITALS

         A. The Company has entered into an Amended and Restated Registration Rights Agreement, dated as of October 28, 1999, among the Company and certain other parties (as amended by that certain First Amendment to Amended and Restated Registration Rights Agreement, dated as of November 2, 1999, the "Registration Rights Agreement"), which addresses the registration of Registrable Securities.

         B. The Company has agreed to issue shares of validly issued, fully paid and nonassessable common stock of the Company, $.01 par value (the "iXL Stock") to the Stockholder contemporaneously herewith.

         C. The Company and the Stockholder desire to make the Stockholder a party to the Registration Rights Agreement.

         In consideration of the parties entering into the agreements and carrying out the transactions described in the Registration Rights Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Agreement by Stockholder. The Stockholder acknowledges receipt of, and having read, a copy of the Registration Rights Agreement, which is incorporated herein by reference. The Stockholder hereby accepts and agrees to be bound as an Other Stockholder by, and further covenants and agrees that he will comply with, all of the terms and conditions of the Registration Rights Agreement (as it may be amended from time to time), as if he were an original party thereto.

         2. Agreement by Company. The Company hereby accepts the Stockholder as a party to the Registration Rights Agreement as if the Stockholder were an original party thereto. The Company further covenants and agrees that it will treat the Stockholder as if he were an original party to the Registration Rights Agreement, affording the Stockholder all applicable rights and privileges thereunder.

         3. Stockholder Deemed Party. The Stockholder is hereby deemed to be a party to the Registration Rights Agreement as if originally named therein.

         4. Headings; Interpretation; Incorporation. The descriptive headings herein are inserted for convenience of reference only and are not intended to be part of or to affect the meaning or interpretation hereof. Words such as "herein," "hereof," "hereto," "hereunder" or the like shall refer to this Agreement as a whole. Any pronoun used herein shall include the corresponding masculine, feminine or neuter forms.

         5. Definitions. Unless otherwise indicated, each capitalized term used herein shall have the meaning specified in the Registration Rights Agreement.

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed and delivered as of the date first above written.

                 IXL ENTERPRISES, INC.

                 By:  /s/ Theodore W. Browne
                      ---------------------------------------------------------
                 Name:    Theodore W. Browne
                      ---------------------------------------------------------
                 Title:   Executive Vice President
                       --------------------------------------------------------

                 "STOCKHOLDER":

                                       George E. Matelich
                 --------------------------------------------------------------
                 Please print or type legal name of Investor as it should appear on the stock certificate and in the Company's records

                 By:                  /s/ George E. Matelich
                    -----------------------------------------------------------
                    Sign here


                 Its:
                     ----------------------------------------------------------
                 If signatory is executing on behalf of an entity, please indicate signatory's title or office with such entity